UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2010

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2010, The PMI Group, Inc.’s ("TPG") primary mortgage insurance subsidiary, PMI Mortgage Insurance Co. ("PMI") issued a surplus note in the face amount of $261 million to TPG and, on May 5, 2010, PMI issued a second surplus note in the face amount of $24 million to TPG (both surplus notes referred to herein as the "Notes"). The Notes were designed to mirror the terms of the 4.50% Convertible Senior Notes due 2020 issued by TPG in the amount of $261 million on April 30, 2010 and in the amount of $24 million on May 5, 2010 (both issuances referred to herein as the "Senior Notes"). The Notes mature on April 10, 2020 and pay interest semiannually in arrears on April 10 and October 10 of each year (commencing on October 10, 2010) at a fixed annual rate of 4.50%. All interest payments and principal repayments on the Notes are subject to the prior approval of the Arizona Insurance Department ("Department"), which has issued a letter to PMI pre-approving regularly scheduled interest payments to TPG on the Notes. The pre-approval may be rescinded by the Department at any time in its sole discretion.

The Notes provide for early redemptions, in whole or part, from time-to-time, if, and to the extent that, the Senior Notes will be redeemed early, subject to repurchase or if a material amount of the Senior Notes are converted by Senior Note Holders and TPG elects to pay such conversions (or a portion thereof) in cash. All early redemptions of the Notes are subject to the prior approval of the Department.

Item 8.01 Other Events.

Pursuant to the terms of TPG’s existing credit facility, TPG was required to use 33% of the net proceeds from its April 30, 2010 concurrent common stock and Senior Notes offerings to repay the outstanding indebtedness under the credit facility, subject to a maximum repayment amount of $75 million. Accordingly, TPG used $75 million of the net proceeds from the offerings to pay down the credit facility from $125 million to $50 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 10.1 April 30, 2010 Fixed Rate Senior Subordinated Surplus Note due 2020 of PMI Mortgage Insurance Co.

Exhibit 10.2 May 5, 2010 Fixed Rate Senior Subordinated Surplus Note due 2020 of PMI Mortgage Insurance Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

May 5, 2010	By:	Andrew D. Cameron

Name: Andrew D. Cameron
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	April 30, 2010 Fixed Rate Senior Subordinated Surplus Note due 2020 of PMI Mortgage Insurance Co.
10.2	May 5, 2010 Fixed Rate Senior Subordinated Surplus Note due 2020 of PMI Mortgage Insurance Co.